                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1589
                                     DATED: SEPTEMBER 29, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                FIXED RATE NOTES



BASE RATE:                Fixed


INDEX MATURITY:           N/A


TRADE DATE:               September 29, 1997


SETTLEMENT DATE:          October 2, 1997


MATURITY DATE:            October 4, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   N/A


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     N/A


INTEREST PAYMENT DATES:   May 15th, November 15th and Maturity, subject to Following Business
                          Day Convention. (short first and last coupon)


INITIAL INTEREST RATE:    6.10000%


FORM:                     Book-entry

